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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 19, 2002







                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


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
                 Delaware                               001-16437                         06-1118515
      (State or other jurisdiction of                  (Commission                      (IRS Employer
              incorporation)                           File Number)                   Identification No.)


48 Monroe Turnpike, Trumbull, Connecticut                                                       06611
(Address of principal executive offices)                                                     (Zip Code)


                                 (203) 459-6000
              (Registrant's telephone number, including area code)
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ITEM 5.  Other Events.

      The Company's Press Releases each dated September 19, 2002 announcing retirement plans of Norman C. Payson. M.D. and the Company's increase in its share repurchase authority are attached as Exhibits hereto and are incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits

            99(a)    Press Release dated September 19, 2002

            99(b)    Press Release dated September 19, 2002


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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             OXFORD HEALTH PLANS, INC.


Date: September 19, 2002                     By:  /s/ MARC M. KOLE
                                                --------------------------
                                                   MARC M. KOLE
                                                Senior Vice President and
                                                Chief Accounting Officer


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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX



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
Exhibit                                                                   Page
Number          Description of Document                                   Number
------          -----------------------                                   ------

 99(a)      Press Release dated September 19, 2002                           5

 99(b)      Press Release dated September 19, 2002                           8


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